UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

RAM Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

     RAM Re House

46 Reid Street

Hamilton HM 12 Bermuda

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On August 27, 2007, Mr. Richard Lutenski submitted a letter to RAM Holdings Ltd. (the “Company”) tendering his resignation as Chief Financial Officer, effective September 29, 2007.

A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits

	No. 99.1	Letter from Mr. Richard Lutenski, dated August 27, 2007
	No. 99.2	Press Release of RAM Holdings Ltd., dated August 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd.
(Registrant)

Dated: August 28, 2007	By:	/s/ Vernon M. Endo
Name: Vernon M. Endo
Title: President and Chief Executive Officer